SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2006

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UNIPRO FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in Charter)

Florida	000-50491	65-1193022

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

31200 Via Colinas, Suite 200
Westlake Village, CA 91362
(Address of Principal Executive Offices)

(818) 597-5772
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 25, 2006, UNIPRO Financial Service, Inc. (“Company”) entered into a Loan Modification Agreement (“Agreement”) with Oceanus Value Fund, L.P. (‘Oceanus”) with regard to the Convertible Promissory Note (“Note”), dated September 30, 2005 between the parties. On September 27, 2006, the Company satisfied the only condition to the Agreement by submitting payment to Oceanus of accrued interest in the amount of $6,450.00. The modification extends the maturity date of the Note to October 30, 2006. At the time the modification was entered into, the Note was not in default.

A copy of the Agreement is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Loan Modification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Unipro Financial Services, Inc.

By:	/s/ John Vogel
John Vogel
Its: President
Date: September 25, 2006